UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

EPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19591	33-0245076
(Commission File Number)	(IRS Employer Identification No.)

5820 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 860-2500

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On August 10, 2004, Epimmune Inc. issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     In accordance with general instruction B.6 of Form 8-K, the information in this item, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIMMUNE INC.
Dated: August 10, 2004	By: /s/ Robert De Vaere Robert De Vaere
Vice President, Finance and Administration, Chief Financial Officer and Secretary (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the Registrant)

3.

INDEX TO EXHIBITS

99.1	Press Release of Epimmune Inc. dated August 10, 2004.